UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

RUSH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On May 15, 2007, various wholly-owned subsidiaries of Rush Enterprises, Inc. (collectively, the “Debtors”), Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. (the “GMC Dealers”), and General Electric Capital Corporation (the “Secured Party”) entered into an Amendment to Wholesale Security Agreement (the “Amendment”), which amends the Wholesale Security Agreement (the “WSA”), dated September 20, 2005 by and among the Debtors and the Secured Party.

The Amendment adds the GMC Dealers as parties to the WSA and makes them subject to all of the terms and conditions of the WSA as if originally designated as a “Debtor” thereunder. Further, the amendment allows any future wholly-owned subsidiary of Rush Enterprises, Inc., or of any current or future Debtor, to become a “Debtor” under the WSA upon such subsidiary’s agreement to be bound by the terms thereof, in a form acceptable to the Secured Party, all without further action or consent of any of the Debtors or the GMC Dealers.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the actual terms of the Amendment, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Document Description

10.1

Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.2

Addendum to Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.3

Agreement Amending the Wholesale Security Agreement and Conditionally the Sale of Collateral on a Delayed Payment Privilege Basis, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.4

Second Amendment to Addendum to Wholesale Security Agreement, dated January 22, 2007, by and among General Electric Capital Corporation and Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed January 23, 2007).

10.5*

Amendment to Wholesale Security Agreement, dated May 15, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

		By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated	May 18, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

10.1

Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.2

Addendum to Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.3

Agreement Amending the Wholesale Security Agreement and Conditionally the Sale of Collateral on a Delayed Payment Privilege Basis, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.4

Second Amendment to Addendum to Wholesale Security Agreement, dated January 22, 2007, by and among General Electric Capital Corporation and Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed

January 23, 2007).

10.5*

Amendment to Wholesale Security Agreement, dated May 15, 2007, by and among Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., Rush Truck Centers of Texas, L.P., Rush GMC Truck Center of El Paso, Inc., Rush GMC Truck Center of Phoenix, Inc., Rush GMC Truck Center of San Diego, Inc., Rush GMC Truck Center of Tucson, Inc. and General Electric Capital Corporation.

* Filed herewith